                                                                 EXHIBIT (10)(c)


                       CONSENT OF BARRY G. SKOLNICK, ESQ.


    I hereby consent to the reference to my name under the caption "Legal Matters" in the prospectus included in Post-Effective Amendment No. 16 to the Registration Statement on Form N-4 for certain variable annuity insurance contracts issued through Merrill Lynch Life Variable Annuity Separate Account A and included in the prospectus included in Post-Effective Amendment No. 16 to the Registration Statement on Form N-4 for certain variable annuity insurance contracts issued through Merrill Lynch Life Variable Annuity Separate Account B of Merrill Lynch Life Insurance Company, File Nos. 33-43773 and 33-45379.


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
                                                                      /s/ BARRY G. SKOLNICK
                                                            -----------------------------------------
                                                                        Barry G. Skolnick
                                                            SENIOR VICE PRESIDENT AND GENERAL COUNSEL
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April 24, 2000